Exhibit 10.19

AMENDMENT NO. 3 TO AGREEMENT OF LIMITED PARTNERSHIP

OF JB/UNIVERSAL CITY RESTAURANT PARTNERS, L.P.

THIS INSTRUMENT is made and entered into as of January 9, 2004 (the “Effective Date”) by and between UNIVERSAL CITY DEVELOPMENT PARTNERS, Ltd., (“Universal”) a Florida limited partnership, as successor in interest by merger to Universal City Development Partners, LP, a Delaware limited partnership, and MARGARITAVILLE HOLDINGS L.L.C. (“Holdings”), a Delaware limited liability company.

RECITALS

Universal and Holdings entered into an Agreement of Limited Partnership dated September 11, 1997, which was amended by Amendment No. 1 to Agreement of Limited Partnership dated of July 1, 1998, and further amended by Amendment No.2 to Agreement of Limited Partnership dated April 18, 2000, (the foregoing Agreement and Amendments being collectively referred to herein as the “Agreement”); and

The parties, each as the sole General Partners and Limited Partners, mutually desire to further amend the Agreement as specifically set forth below.

AMENDMENT

NOW, THEREFORE, in consideration of the mutual benefits to be derived from this amendment, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, agree as follows:

1.             All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them in the Agreement.

2.             Section 1.2 of the Agreement and the name of the Limited Partnership shall be and the same is hereby changed to “Universal City Restaurant Partners, Ltd.”

3.             Except as expressly modified in this amendment, the undersigned hereby ratify and confirm the provisions contained in the Agreement.

IN WITNESS WHEREOF the parties have set their hands and seals as of the date first set forth above.

UNIVERSAL CITY RESTAURANT PARTNERS, LTD.
By:	Universal City Development Partners, Ltd.
	By:	Universal City Florida Holding Company II
		By:	Universal City Property Management II LLC

		By:	/s/ Catherine A. Roth
Catherine A. Roth, Vice President

MARGARITAVILLE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ John Cohlan
John Cohlan, President